CONSENT OF WILLIAM VINCENT WALKER


     The undersigned hereby consents to the references to his name and to the inclusion of it as an expert and counsel to Panther Telecommunications
Corporation in the Registration Statement filed on Form SB-2 by Panther Telecommunications Corporation.



                                                 s/William Vincent Walker
                                            ------------------------------------
                                                   William Vincent Walker
                                                   Attorney at Law
                                                   Houston, Texas

                                                   October 11, 2001




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